SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2004

                        Commission File Number: 000-50282

                          Full Circle Promotions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                               Nevada 33-0986282
      (State or other jurisdiction of (I.R.S. Employer Identification No.) incorporation or organization)

3375 Toopal Dr., Suite 101 Oceanside, California                         92054
------------------------------------------------                         -----
(Address of principal executive offices)                            (Zip Code)



                                  760.277.1505
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


           26446 Woodsrest Lane, San Juan Capistrano, California 92675
           -----------------------------------------------------------
                                  949.272.1695
                                  ------------

      (Former Address and Telephone Number of Principal Executive Offices)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
--------------------------------------------------

On April 7, 2004, Reed Fisher was appointed as the president and as a director of Full Circle Promotions, Inc., a Nevada corporation ("Registrant"). On the same date, Sean Connelly resigned as the president of the Registrant, though he retains his position as secretary of the Registrant, and on its board of directors.

REED FISHER. Mr. Fisher was appointed as our President and as one of our directors in April 2004. Mr. Fisher has years of experience in entrepreneurial business management and demonstrates a talent for design and technical solutions. From March 2001 to present Mr. Reed was with ATMARKET Inc. as VP Communications. ATMARKET is reforming the automotive aftermarket to bring more business to the automobile dealer showroom. During this time Mr. Fisher oversaw all public communications including web production, sales materials, publicity, graphics and presentations while assuring a professional public image. From February 1999 through March 2001 Mr. Fisher was with Liberate Technologies, Inc., a San Carlos, California company which produces middleware for the interactive TV industry. Mr. Fisher was with Professional Services as an information architect and usability engineer working directly with such clients as Cox Communications, Comcast, Time Warner Cable and other major national cable and satellite companies. Mr. Fisher has enjoyed a career spanning 25 years in advertising, marketing and public relations as an independent contractor working with large and small companies both in the US and Europe. Mr. Fisher received his Bachelor of Arts degree from Brigham Young University in Visual Design in 1970, and has many other certificates in technical fields from University of California and private technical schools. Mr. Fisher has also completed the Sun Java Programmer course and is currently enrolled in an Engineering Technology Certificate Program at University of California online, and is taking Java and C++. Mr. Fisher has also completed University of California Extension courses in HTML and Cold Fusion, and has acquired ASP, OBDC, E-Commerce, JavaScript and software proficiencies in the course of his professional career. Mr. Fisher is not an officer or director of any other reporting company.

REGISTRANT'S NEW ADDRESS AND TELEPHONE NUMBER. On April 7, 2004, the registrant changed its address to 3375 Toopal Drive, suite 101 Oceanside, CA 92054, and its phone number to 760.277.1505.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Full Circle Promotions, Inc.


April 7, 2003               By:     /s/ Reed Fisher
                                    ------------------------------------------
                                    Reed Fisher, President, Chief
                                    Executive Officer and Director